Exhibit 10.5

San Rafael Bancorp
2003 Non-Employee Directors' Stock Option Plan
Adopted On June 17, 2003
Approved By Shareholders On July 15, 2003

1.     Purpose.

        (a)   The purpose of the San Rafael Bancorp 2003 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of San Rafael Bancorp (the "Company") and each director of Tamalpais Bank ("Tamalpais Bank") who is not otherwise an employee of the Company or of Tamalpais Bank or of any Affiliate (each such person being hereafter referred to as a "Non-Employee Director") shall be given an opportunity to purchase stock of the Company.

        (b)   The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company or of Tamalpais Bank as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

        (c)   The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company and Tamalpais Bank.

2.     Administration.

        (a)   The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subsection 2(b).

        (b)   The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Committee shall consist of two or more individuals who are "non-employee directors" under Rule 16b-3 or its successor ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and who qualify the Committee to administer the Plan as contemplated under Rule 16b-3. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.     Shares Subject To The Plan.

        (a)   Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate sixty-seven thousand (67,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

        (b)   The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

        (c)   At no time shall the total number of shares issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed thirty percent (30%) of the then outstanding shares of the Company's common stock, calculated in accordance with the conditions and exclusions of Rule 260.140.45 of the California Code of Regulations, or successor statute or regulation.

4.     Eligibility.

        Options shall be granted only to Non-Employee Directors of the Company and of Tamalpais Bank.

5.     Option Provisions.

        All options granted under the Plan shall be nonstatutory stock options. No incentive stock options within the meaning of Section 422 of the Code shall be granted under the Plan. The terms of options granted pursuant to the Plan shall be set forth in an option agreement (the "Stock Option Agreement"). Options granted pursuant to the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan or with applicable law, as the Board (or the Committee, if applicable) shall determine.

        (a)   The term of each option commences on the date it is granted and, unless sooner terminated, as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Non-Employee Director terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date specified in the Stock Option Agreement, provided that such date in the Stock Option Agreement is at least one month following the date of termination of such service. Notwithstanding the foregoing, if such termination of service is due to the optionee's death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), the option shall terminate on the earlier of the Expiration Date or one (1) year following the date of the optionee's death or permanent and total disability. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director only as to that number of shares as to which the option was vested and exercisable on the date of termination of all such service under the provisions of subsection 5(b) and the Stock Option Agreement.

        (b)   An option shall vest and become exercisable as set forth in the Stock Option Agreement.

        (c)   The exercise price of each option shall be one hundred percent (100%) of the fair market value of the common stock subject to such option on the date such option is granted. "Fair market value" shall be determined by the Board in good faith. The Board may use any reasonable valuation method for this purpose, including the valuation methods described in Treas. Reg. Section 20.2031-2.

        (d)   Manner of Exercise.

          (i)    To the extent the right to purchase shares has accrued hereunder, options may be exercised from time to time by written notice to the Company stating the number of shares with respect to which the option is being exercised, and the time of the delivery thereof, which shall not be less than fifteen (15) days and not more than thirty (30) days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. Shares of common stock of the Company purchased under options granted under the Plan shall, at the time of the notice specifying the date of delivery, be paid for in full in cash or, with the prior written consent of the Company, in whole or in part through the surrender of previously owned shares of common stock of the Company. To the extent payment is being made with cash, the optionee shall deliver a certified or official bank check or the equivalent thereof acceptable to the Company. If shares of common stock are tendered as payment, such shares shall be valued at their fair market value, determined as provided above, as of the date of the notice given to the Company by the optionee with respect to such exercise.

          (ii)   At the time specified in the notice for delivery of the certificate, the Company shall, without transfer or issue tax to the optionee (or other person entitled to exercise the option),

  deliver to the optionee (or other person entitled to exercise the option) at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such shares; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law. If the optionee (or other person entitled to exercise the option) fails to pay for all or any part of the number of shares specified in such notice or fails to accept delivery of such shares upon tender of delivery thereof, the right to exercise the option with respect to such undelivered shares may be terminated. The Board may require that a partial exercise of an option may be for no less than a stated minimum number of shares.

        (e)   An option shall not be transferable or assignable except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 under the Exchange Act and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his guardian or legal representative) or transferee pursuant to such an order. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

        (f)    The Company may require any optionee, or any person to whom an option is transferred under subsection 5(e), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

        (g)   Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

6.     Covenants Of The Company.

        (a)   During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

        (b)   The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

7.     Use Of Proceeds From Stock.

        Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

8.     Miscellaneous.

        (a)   Neither an optionee nor any person to whom an option is transferred under subsection 5(e) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

        (b)   Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

        (c)   Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or Tamalpais Bank or any Affiliate or shall affect any right of the Company, its Board or shareholders or Tamalpais Bank or its Board or shareholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

        (d)   No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through such Non-Employee Director, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for such Non-Employee Director pursuant to an option granted to such Non-Employee Director.

        (e)   In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

9.     Restrictions on Shares; Notification of Sale.

        (a)   Each Stock Option Agreement shall contain an agreement by the optionee that if he or she at any time contemplates the disposition of any of the stock acquired pursuant to the Plan, he or she shall first notify the Company of such proposed disposition and shall thereafter cooperate with the Company in complying with all applicable requirements of law which, in the opinion of the Company, must be satisfied prior to the making of such disposition.

        (b)   The Stock Option Agreements setting forth the terms and conditions of options granted under this Plan may require that a participant acquire common stock upon exercise only for investment and not for resale or distribution, and restrict transfer of the common stock so received as may be necessary under applicable securities laws.

10.   Adjustments or Changes In Stock.

        (a)   In the event that the outstanding shares of common stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, dividend payable in common stock, or acquisition, or any similar transaction, in which the Company receives no additional consideration other than shares or other securities, appropriate adjustment shall be made by the Board in the number and kind of shares for the purchase of which options may be granted under the Plan. In addition, the Board shall make appropriate adjustment in the number and kind of shares as to which outstanding options or portions thereof then unexercised, shall be exercisable, so that any participant's proportionate interest in the Company by reason of rights under unexercised portions of such option shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment, if necessary, in the option price per share.

        (b)   In the event of a dissolution or liquidation of the Company, a merger, consolidation, acquisition, or other reorganization involving the Company or a principal subsidiary, in which the Company or such principal subsidiary is not the surviving or resulting corporation, or a sale by the Company of all or substantially all of its assets, the Board shall cause the termination of all options outstanding hereunder as of the effective date of such transaction; provided, however, that not less than thirty (30) days written notice of the expected effective date of such transaction shall be given to each optionee, the shares of all options held by each optionee which have not previously forfeited shall immediately become fully vested, and each optionee shall have the right, on the effective date of such termination, to exercise his or her option as to all or any part of the shares covered thereby, including shares as to which such option would not otherwise be exercisable. In any event, the surviving or resulting corporation may, in its absolute and uncontrolled discretion, tender options to purchase its shares on its terms and conditions.

11.   Amendment Of The Plan.

        (a)   The Board at any time, and from time to time, may amend the Plan, provided, however, that the Board shall not amend the plan more than once every six (6) months, with respect to the provisions of the Plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i)    Increase the number of shares which may be issued under the Plan;

          (ii)   Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to comply with the requirements of Rule 16b-3); or

          (iii)  Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to comply with the requirements of Rule 16b-3.

        (b)   Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12.   Termination Or Suspension Of The Plan.

        (a)   The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on June 16, 2013. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)   Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

        (c)   The Plan shall terminate upon the occurrence of any of the events described in subsection 10(b) above.

13.   Effective Date Of Plan; Conditions Of Exercise.

        (a)   The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the shareholders of the Company.

        (b)   No option may be granted under the Plan unless and until the condition of subsection 13(a) above has been met.

14.   Financial Information.

        (a)   The Company shall annually deliver financial statements of the Company to all Optionees to whom such delivery is required by Section 260.140.46 of the California Code of Regulations, or successor statute or regulation.

SAN RAFAEL BANCORP

STOCK OPTION AGREEMENT
SAN RAFAEL BANCORP NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

        THIS STOCK OPTION AGREEMENT ("Agreement") is made as of the day of                        , 20    , by and between San Rafael Bancorp, a California corporation ("Company"), and                        ("Optionee").

RECITAL

        The Board of Directors of the Company (the "Board") pursuant to the San Rafael Bancorp Non-Employee Directors' Stock Option ("Plan"), has determined that it desires to grant to Optionee a nonstatutory stock option to purchase shares of the common stock of the Company on the terms and conditions set forth below.

        NOW, THEREFORE, the parties agree as follows:

        1.    Stock Subject to Option.    The Company hereby grants to Optionee, under and pursuant to the Plan, the right and option ("Option") to purchase, on the terms and conditions hereinafter set forth, an aggregate of                         (            ) shares of the Company's common stock. The Option is hereby designated as a nonstatutory stock option and shall not be an "incentive stock option," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        2.    Exercise; Exercisability and Vesting.    Unless otherwise provided in the Plan or elsewhere in this Agreement, the Option shall vest and become exercisable in installments as follows. The Option shall vest and become exercisable in five (5) equal annual installments of 20% each on the one year anniversaries of the date hereof. The first installment shall vest and become exercisable on the one year anniversary of the date hereof; the firth (and final) installment shall vest and become exercisable on the fifth anniversary of the date hereof.

          Except as otherwise provided in the Plan or this Agreement, the Option shall continue to vest and become exercisable only for so long as Optionee continues to serve as a Non-Employee Director (as defined in the Plan) or the Company or of Tamalpais Bank. In no event shall the Company be required to issue fractional shares.

        3.    Option Price.    The purchase price for shares upon exercise of the Option shall be $                        per share, which is 100% of the per share fair market value of the shares of the Company's common stock as of the date of grant of the Option, said value having been established by the Board pursuant to the Plan. Optionee is in agreement that $                        is the fair market value of the shares of the Company's common stock as of the date of the grant of the Option.

        4.    Term of Option; Termination.    The term of this Agreement and the Option shall commence on the date hereof, and expire ten (10) years from the date hereof, that is, at 5:00 p.m. Pacific Time, on                ,             , or at such earlier time as provided herein.

        5.    Manner of Exercise of the Option.    To the extent that the right to purchase shares has vested hereunder, the Option may be exercised from time to time by written notice to the Company stating the number of shares with respect to which the Option is being exercised, and the time of the delivery thereof, which shall not be less than fifteen (15) days and not more than thirty (30) days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. Shares of common stock purchased pursuant to the exercise of the Option shall, at the time of the notice specifying the date of delivery, be paid for in full, in cash or, with the prior written consent of the Company, in whole or in part through the surrender of previously owned shares of common stock. To the extent payment is being made with cash, Optionee shall deliver a certified or official bank check or the equivalent thereof acceptable to the Company. If shares of common stock are tendered as payment, such shares shall be

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valued at their fair market value, as determined by the Company in accordance with the Plan as of the date the above notice is given to the Company. At the time specified in the notice for delivery of the certificate, the Company shall, without transfer or issue tax to Optionee (or other person entitled to exercise the Option), deliver to Optionee (or other person entitled to exercise the Option) at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such shares; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law. If Optionee (or other person entitled to exercise the Option) fails to pay for all or any part of the number of shares specified in such notice or fails to accept delivery of such shares upon tender of delivery thereof, the right to exercise the Option with respect to such undelivered shares may be terminated. The Board may require that a partial exercise of the Option be for no less than a stated minimum number of shares.

        6.    Non-Assignability of Option.    The Option is not transferable or assignable except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). During Optionee's lifetime, the Option may be exercised only by Optionee or by a transferee pursuant to a qualified domestic relations order. Notwithstanding the foregoing, Optionee may by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of Optionee's death, shall thereafter be entitled to exercise the Option.

        7.    Termination of Service as a Non-Employee Director.

          (a)   In the event the Optionee's service as a Non-Employee Director (as defined in the Plan) terminates due to death or permanent and total disability (as defined in Section 22(e)(3) of the Code), then the Option shall terminate on the earlier of the date set forth in Section 4 above or the date six (6) months following the date of the Optionee's death or permanent and total disability.

          (b)   In the event the Optionee's service as a Non-Employee Director (as defined in the Plan) terminates for any other reason than that specified in subsection 7(a) above, then the Option shall terminate on the earlier of the date set forth in Section 4 above or the date 30 days following such termination of service.

        8.    Rights as a Shareholder.    Optionee shall have no rights as a shareholder with respect to any shares of common stock of the Company until the date of issuance of a stock certificate to Optionee for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as otherwise provided under the Plan.

        9.    Restrictions on Transfer of Shares; Notification of Sale.    Optionee by accepting this grant represents and agrees, for himself or herself and his or her transferees, that all stock will be acquired for investment and not for resale or distribution. Upon exercise of any portion of the Option, the person entitled to exercise the same shall, upon request of the Company, furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the stock is being acquired in good faith for investment and not for resale or distribution. Furthermore, the Company, at its sole discretion, may take all reasonable steps, including affixing a legend, which may be in substantially the following form, on certificates embodying the shares:

    The shares represented by this certificate have not been registered under the Securities Act of 1933 or qualified under the California Corporate Securities Law of 1968 and may not be sold, pledged, hypothecated or otherwise transferred or offered for sale in the absence of an effective registration statement with respect to them under the Act and qualification under applicable blue sky law, or a written opinion of counsel for the optionee which opinion shall be acceptable to counsel for the issuer that registration and qualification are not required.

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  to assure itself against any sale or distribution by Optionee which does not comply with the Plan or any federal or state securities laws. In addition to the other restrictions on transfer set forth herein, if Optionee at any time contemplates the disposition of any of the stock acquired upon the exercise of the Option (whether by sale, exchange, gift or other form of transfer), he or she shall first notify the Company of such proposed disposition and shall thereafter cooperate with the Company in complying with all applicable requirements of law which, in the opinion of the Company, must be satisfied prior to the making of such disposition. Before consummating such disposition, unless this requirement is waived by the Company, Optionee shall provide to the Company an opinion of Optionee's counsel, that such disposition will not result in a violation of any state or federal securities laws or regulations.

        10.    Withholding Taxes.    Whenever the Company proposes or is required to issue or transfer shares of common stock under this Agreement, the Company shall have the right to require Optionee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares of common stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of common stock shall be valued as provided in the Plan on the date the withholding obligation is incurred.

        11.    No Obligation to Exercise.    The granting of the Option hereunder shall impose no obligation upon Optionee to exercise the Option as to the shares or any portion thereof covered thereby.

        12.    Incorporation of San Rafael Bancorp Non-Employee Directors' Stock Option Plan.    The Option is granted by the Company pursuant to the Plan, adopted by the Board and approved by the shareholders of the Company. The parties hereby agree that the terms and conditions of the Plan, as now in effect, shall by this reference be incorporated in this Agreement as though set forth in full. Optionee acknowledges receipt of a copy of the Plan. A copy of the Plan shall also be maintained at the principal office of the Company and made available to Optionee for inspection during the business hours of the Company. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, then the provisions of the Plan shall be controlling.

        13.    Notices.    Any notices required or permitted to be given under this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the address indicated on the signature page of this Agreement for such party, or such other address as one may communicate to the other in writing.

        14.    Waiver of Breach.    The waiver by either party of the breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any such party.

        15.    Assignment.    The rights and obligations of the Company and Optionee under this Agreement shall inure to the benefit of and shall be binding upon their successors and assigns, except that the right to exercise the Option herein provided for shall not be assignable except to the extent set forth in Section 6 hereof.

        16.    Arbitration.    The parties agree that any and all disputes arising out of the terms of this Agreement and their interpretation shall be subject to binding arbitration in Marin County, California, before the American Arbitration Association under its employment dispute rules, or by a judge to be mutually agreed upon. The parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The parties agree that the prevailing party in any arbitration may be awarded its reasonable attorney's fees and cost (except that the costs of the arbitrator shall not be borne by Optionee, if the Company is the prevailing party). The parties agree to waive their rights to a jury trial as to matters arising out of the terms of this agreement.

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        17.    Entire Agreement.    This instrument contains the entire Agreement of the parties. It may not be changed orally, but only by agreement in writing signed by the parties against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

[Signature page follows.]

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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the            day of                        , 20        .

SAN RAFAEL BANCORP, a California corporation 851 Irwin Street San Rafael, CA 94901
By
Its
[Name of Optionee]

[Address of Optionee]
[Signature of Optionee]

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